UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2025

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive Palm Beach Gardens, Florida	33410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 342-5454

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 20, 2025, ZimVie Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zamboni Parent Inc., a Delaware corporation (“Parent”), and Zamboni MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Parent (“MergerCo”), pursuant to which, subject to the terms and conditions thereof, MergerCo will merge with and into the Company with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Consummation of the Merger is subject to the approval of the Company’s stockholders and other customary closing conditions.

Subject to the terms and conditions set forth in the Merger Agreement, which has been unanimously approved by the board of directors of the Company (the “Board”), at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock (i) owned directly by Parent or MergerCo, (ii) owned by the Company as treasury shares or (iii) held by any person who properly exercises appraisal rights under Delaware law) shall be converted automatically into the right to receive an amount in cash equal to $19.00 per share, without interest (the “Merger Consideration”).

At the Effective Time, (i) each restricted stock unit with respect to Company Common Stock (each, an “RSU”) outstanding immediately prior to the Effective Time will vest in full and be canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock subject to such RSU multiplied by the Merger Consideration, (ii) each option to purchase shares of Company Common Stock (each, an “Option”) outstanding immediately prior to the Effective Time will vest in full and be canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock issuable upon exercise of such Option multiplied by the excess of the Merger Consideration over the per share exercise price of such Option (unless the per share exercise price of such Option is equal to or greater than the Merger Consideration, in which case such Option will be canceled for no consideration), and (iii) each deferred stock unit (whether settled in cash or in shares of Company Common Stock) (each, a “DSU”) outstanding immediately prior to the Effective Time will vest in full and be canceled and converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock subject to such DSU multiplied by the Merger Consideration.

The Merger Agreement contains customary representations and warranties of the Company, generally subject to a materiality qualifier. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, including covenants relating to conducting its business in the ordinary course and refraining from taking certain types of actions without Parent’s consent.

The consummation of the Merger is subject to certain closing conditions, including, among other things: (i) the approval of the Company’s stockholders; (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as the receipt of certain non-U.S. antitrust and foreign direct investment approvals; (iii) the absence of legal restraints prohibiting the Merger; and (iv) other customary conditions specified in the Merger Agreement.

During the period beginning on the date of the Merger Agreement and continuing until midnight, New York City time, on August 29, 2025 (i.e., one minute after 11:59 p.m., New York City time, on August 28, 2025) (the “Go-Shop Period”), the Company may initiate, solicit, facilitate and encourage, whether publicly or otherwise, any alternative acquisition proposals from third parties and provide non-public information to and engage in discussions or negotiations with third parties with respect to alternative acquisition proposals. Immediately after the termination of the Go-Shop Period, the Company will become subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and engage in discussions or negotiations with third parties regarding alternative acquisition proposals, except that, until and including September 3, 2025 (the “Go-Shop Extension”), the Company may continue to engage in the aforementioned activities with any third parties that contacted the Company and made an alternative acquisition proposal during the Go-Shop Period that the Board has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, and prior to the expiration of the Go-Shop Period constitutes or could reasonably be expected to lead to a Superior Proposal (as defined below) (each, an “Excluded Party”).

Notwithstanding the limitations applicable after the end of the Go-Shop Period, prior to obtaining the approval by the Company’s stockholders, the Company may under certain circumstances provide non-public information to, and participate in discussions or negotiations with, third parties with respect to any bona fide written unsolicited alternative acquisition proposal that did not result from any breach of the “no-shop” restrictions and that the Board has determined in good faith, after consultation with its financial advisors and outside legal counsel, (i) constitutes or would reasonably be expected to result in a Superior Proposal and (ii) the failure to take such actions would be inconsistent with its fiduciary duties. A “Superior Proposal” is a bona fide written Takeover Proposal (as defined in the Merger Agreement, with references to “20%” in the definition thereof deemed to be references to “50%”) made after the date of the Merger Agreement that the Board or any duly authorized committee thereof has determined in good faith, after consultation with its financial advisors and outside legal counsel, (i) would be more favorable to the Company’s stockholders than the Merger Transactions (as defined in the Merger Agreement) (taking into account any revisions to the Merger Agreement and other specified transaction documents made or proposed in writing by Parent prior to the time of such determination) from a financial point of view and (ii) is reasonably capable of being completed in accordance with its terms, taking into account the timing, likelihood of consummation, all legal, regulatory, financial, financing and other aspects of such proposal and the Merger Agreement.

Prior to obtaining the approval by the Company’s stockholders, the Board may, among other things, (1) change its recommendation that the Company’s stockholders adopt the Merger Agreement or (2) terminate the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Proposal, subject to complying with notice and other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the Merger Agreement during a match right period. Notwithstanding a change in the recommendation by the Board, unless the Company terminates the Merger Agreement, the Company is still required to convene the meeting of its stockholders to vote on the adoption of the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent, including, among others, the right of (1) either party to terminate the Merger Agreement if the Merger is not consummated by January 20, 2026, (2) the Company to terminate the Merger Agreement in order to enter into a definitive acquisition agreement providing for a Superior Proposal and (3) Parent to terminate the Merger Agreement if the Board changes its recommendation with respect to the Merger Agreement.

Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee. If the termination fee becomes payable as a result of the Company terminating the Merger Agreement in order to enter into a definitive acquisition agreement providing for a Superior Proposal and under certain other circumstances, the amount of the termination fee will be $20,251,575 (except that, in the event that the Company terminates the Merger Agreement to enter into a definitive acquisition agreement providing for a Superior Proposal during the Go-Shop Period or, with respect to any Excluded Party, during the Go-Shop Extension, the termination fee shall be $10,125,785). The Company will be entitled to receive from Parent a termination fee of $40,503,150 under certain circumstances, including if the Company terminates the Merger Agreement because Parent fails to consummate the Merger when required by the Merger Agreement.

Parent has obtained an equity financing commitment from an affiliate of Parent (who has also provided a limited guarantee in favor of the Company with respect to certain obligations of Parent under the Merger Agreement (including Parent’s obligation to pay the Company the termination fee described above)), and a debt financing commitment from a third-party lender, to fund all of the payment obligations of Parent and MergerCo contemplated by the Merger Agreement. The Merger Agreement requires each of Parent and MergerCo to use its reasonable best efforts to obtain the financing on the terms and conditions set forth in the financing commitment letters. The Company is entitled to seek specific performance, on the terms and subject to the conditions set forth in the Merger Agreement and the equity commitment, to force Parent to close the transaction if all closing conditions are met and the debt funding is financed or will be financed substantially concurrently with the closing of the transaction.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01 Other Events.

On July 21, 2025, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of July 20, 2025, by and among Zamboni Parent Inc., Zamboni MergerCo Inc. and ZimVie Inc.

99.1	Press Release, dated as of July 21, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,”

“anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this Current Report are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by the Company with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this Current Report are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this Current Report.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company in the “Investor Relations” section of the Company’s website, which may be accessed at https://investor.zimvie.com, or upon request from the Company’s Investor Relations contacts. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement in preliminary and definitive form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZimVie Inc.

Date: July 21, 2025	By:	/s/ Heather Kidwell
	Name:	Heather Kidwell
	Title:	Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary

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